                                                                 Exhibit 10(ee)



                                SECOND AMENDMENT
                                       TO
                             TRUST AGREEMENT NO. 7

         WHEREAS, Cleveland-Cliffs Inc ("Cleveland-Cliffs") and AmeriTrust Company National Association entered into Trust Agreement No. 7 (the "Agreement") effective April 9, 1991, which Agreement was amended on one previous occasion;

         WHEREAS, Society National Bank (the "Trustee") is the successor in interest to AmeriTrust Company National Association; and

         WHEREAS, Cleveland-Cliffs and the Trustee desire to further amend the Agreement;

         NOW, THEREFORE, effective November 1, 1994, Cleveland-Cliffs and the Trustee hereby amend the Agreement by revising EXHIBIT A thereto, which EXHIBIT A is attached hereto and made a part hereof, to provide as hereinafter set forth.


                            *          *          *


         IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have executed this Second Amendment at Cleveland, Ohio, this 18th day of November,
1994.

                                        CLEVELAND-CLIFFS INC



                                        By /s/ R. F. Novak
                                           -------------------------------------
                                           Title: Vice President-Human Resources



                                        SOCIETY NATIONAL BANK



                                        By /s/ M. O. Minar
                                           -------------------------------------
                                           Title: Vice President

                                           /s/ Deanna J. Krizman
                                           -------------------------------------
                                           Trust Officer